Exhibit 10.2

APOGEE ENTERPRISES, INC.

Executive Incentive Plan Fiscal 20

Name
Title
Location
Total Bonus Potential:	Threshold	Target	Maximum
% of Target Earned
% of Base Salary Earned

Apogee Net Sales (25% of Target)
	Threshold	Target	Maximum	Actual
Net Sales $ (MM)
Bonus %					(A)

Apogee Earnings Before Taxes (65% of Target)
	Threshold	Target	Maximum	Actual
Earnings Before Taxes
Bonus %					(B)

Apogee Days Working Capital (10% of Target)
	Threshold	Target	Maximum	Actual
Days Working Capital
Bonus %					(C)

	Total Percent of Target Award Earned [(A)+(B)+(C)]				(D)

	Times Target Award Percent				(E)

	Total Award Earned (as % of Base Salary)				(F) = (D) x (E)

	Fiscal 20 Base Salary				(G)

	Total Incentive Plan Payout				(F) x (G)

Notes:

All Executive Incentive Plan payout recommendations are subject to review and approval by the Compensation Committee of the Board of Directors. While the Committee considers and is guided by the amounts that would be payable under the foregoing criteria, it is not bound by these results and does exercise its discretion to pay different amounts.

Executive must be employed on the date the Compensation Committee approves the Fiscal 20     payout under this Plan, which is expected to occur in late April or early May of 20    .

Executive acknowledges, understands and agrees that, notwithstanding anything to the contrary contained herein, the Incentive Plan Payout to which the Executive is otherwise entitled (or which has been paid) is subject to forfeiture or recoupment, in whole or in part, at the direction of the Company’s Board of Directors (the “Board”) if, in the judgment of the Board, events have occurred that are covered by the Company’s Clawback Policy (as it exists on the date hereof, and as it may be amended from time to time by the Board, the “Clawback Policy”) and the Board further determines, in its sole discretion, that forfeiture or recoupment of all or part of the Incentive Plan Payout is appropriate under all the circumstances considered by the Board. A copy of the Clawback Policy may be obtained from the General Counsel upon the Executive’s request.

Executive Signature:	Date: